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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) December 19, 2006

          Bear Stearns Commercial Mortgage Securities Trust 2006-PWR14
                         (Exact name of issuing entity)

                Bear Stearns Commercial Mortgage Securities Inc.
            (Exact name of the depositor as specified in its charter)

Bear Stearns Commercial Mortgage, Inc., Wells Fargo Bank, National Association,
Prudential Mortgage Capital Funding, LLC, Principal Commercial Funding II, LLC,
     Nationwide Life Insurance Company and Principal Commercial Funding LLC
           (Exact name of the sponsors as specified in their charter)

            Delaware                  333-130789-03             13-3411414
 (State or Other Jurisdiction     (Commission File No.        (IRS Employer
of Incorporation of depositor)     of issuing entity)     Identification Number
                                                              of depositor)

383 Madison Avenue, New York, NY                                  10179
 (Address of Principal Executive                         (Zip Code of depositor)
      Offices of Depositor)

Depositor's telephone number, including area code (212) 272-2000

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[_]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[_]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

Section 8 Other Events

Item 8.01. Other Events

          On December 19, 2006, a single series of certificates, entitled Bear
Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through
Certificates, Series 2006-PWR14 (the "Certificates"), was issued pursuant to a pooling and servicing agreement (the "Pooling and Servicing Agreement"), entered into by and among Bear Stearns Commercial Mortgage Securities Inc. (the
"Registrant"), Prudential Asset Resources, Inc. as a Master Servicer and as Loan
Specific Special Servicer, Wells Fargo Bank, National Association as a Master
Servicer, as Certificate Administrator and as Tax Administrator, ARCap
Servicing, Inc. as General Special Servicer and LaSalle Bank National
Association as Trustee. The Pooling and Servicing Agreement is attached hereto as Exhibit 4.1.

          Certain classes of the Certificates (the "Underwritten Certificates")
were registered under the Registrant's registration statement on Form S-3 (no.
333-130789) and sold to Bear, Stearns & Co. Inc., ("BSCI") and Morgan Stanley &
Co. Incorporated ("MSCI", and together with BSCI, the "Underwriters") pursuant to an underwriting agreement (the "Underwriting Agreement") entered into by and between the Registrant and the Underwriters. The form of Underwriting Agreement is attached hereto as Exhibit 1.1.

          On December 19, 2006, in connection with the Pooling and Servicing
Agreement, Wells Fargo, as a Master Servicer, entered into a Primary Servicing
Agreement, dated as of December 1, 2006 (the "Principal Primary Servicing
Agreement"), by and between Wells Fargo, as Master Servicer, and Principal
Global Investors, LLC, as primary servicer. The form of Principal Primary
Servicing Agreement is attached hereto as Exhibit 99.1.

          On December 19, 2006, in connection with the Pooling and Servicing
Agreement, Wells Fargo, as a Master Servicer, entered into a Primary Servicing
Agreement, dated as of December 1, 2006 (the "Nationwide Primary Servicing
Agreement"), by and between Wells Fargo, as Master Servicer, and Nationwide Life
Insurance Company, as primary servicer. The form of Nationwide Primary Servicing
Agreement is attached hereto as Exhibit 99.2.

          On December 19, 2006, Bear Stearns Commercial Mortgage Securities Inc.
(the "Company") entered into (a) a Mortgage Loan Purchase and Sale Agreement, dated as of December 6, 2006, by and between the Company, as purchaser, and
Prudential Mortgage Capital Funding, LLC (the "Prudential MLPA"), (b) a Mortgage
Loan Purchase and Sale Agreement, dated as of December 6, 2006, by and between the Company, as purchaser, and Bear Stearns Commercial Mortgage, Inc. (the "Bear
Stearns MLPA"), (c) a Mortgage Loan Purchase and Sale Agreement, dated as of
December 6, 2006, by and between the Company, as purchaser, and Wells Fargo
Bank, National Association (the "Wells Fargo MLPA"), (d) a Mortgage Loan
Purchase and Sale Agreement, dated as of December 6, 2006, by and between the
Company, as purchaser, and Principal Commercial Funding II, LLC (the "PCFII
MLPA"), (e) a Mortgage Loan Purchase and Sale Agreement, dated as of December 6,
2006, by and between the Company, as purchaser, and Principal Commercial
Funding, LLC (the "PCF MLPA") and (f) a Mortgage Loan Purchase and Sale
Agreement, dated as of December 6, 2006, by and between the Company, as purchaser, and Nationwide Life Insurance

Company (the "Nationwide MLPA"), each in connection with the Company's
Commercial Mortgage Pass-Through Certificates, Series 2006-PWR14. The form of
Prudential MLPA is annexed hereto as Exhibit 99.3. The form of Bear Stearns MLPA is annexed hereto as Exhibit 99.4. The form of Wells Fargo MLPA is annexed hereto as Exhibit 99.5. The from of PCFII MLPA is annexed hereto as Exhibit
99.6. The form of PCF MLPA is annexed hereto as Exhibit 99.7. The form of
Nationwide MLPA is annexed hereto as Exhibit 99.8.

Section 9 Financial Statements and Exhibits
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Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.
---------- -------------------------------------------------------------------

(a) Financial statements of businesses acquired:
    --------------------------------------------

     Not applicable.

(b) Pro forma financial information:
    --------------------------------

     Not applicable.

(c) Exhibits:
    ---------

Exhibit No.   Description

1.1           Underwriting Agreement, dated as of December 6, 2006, among Bear
              Stearns Commercial Mortgage Securities Inc., as seller, and Bear,
              Stearns & Co. Inc., and Morgan Stanley & Co. Incorporated, as
              underwriters.

4.1           Pooling and Servicing Agreement, dated as of December 1, 2006, among Bear Stearns Commercial Mortgage Securities Inc. as
              Depositor, Prudential Asset Resources, Inc. as a Master Servicer
              and as Loan Specific Special Servicer, Wells Fargo Bank, National
              Association as a Master Servicer, as Certificate Administrator and
              as Tax Administrator, ARCap Servicing, Inc. as General Special
              Servicer and LaSalle Bank National Association as Trustee.

99.1          Primary Servicing Agreement, dated as of December 1, 2006, by and between the Master Servicer and Principal Global Investors, LLC.

99.2          Primary Servicing Agreement, dated as of December 1, 2006, by and between the Master Servicer and Nationwide Life Insurance Company.

99.3          Mortgage Loan Purchase and Sale Agreement, dated as of December 6,
              2006, by and between the Company and Prudential Mortgage Capital
              Funding, LLC.

99.4          Mortgage Loan Purchase and Sale Agreement, dated as of December 6,
              2006, by and between the Company and Bear Stearns Commercial
              Mortgage, Inc.

99.5          Mortgage Loan Purchase and Sale Agreement, dated as of December 6,
              2006, by and between the Company and Wells Fargo Bank, National
              Association.

99.6          Mortgage Loan Purchase and Sale Agreement, dated as of December 6,
              2006, by and between the Company and Principal Commercial Funding
              II, LLC.

99.7          Mortgage Loan Purchase and Sale Agreement, dated as of December 6,
              2006, by and between the Company and Principal Commercial
              Funding, LLC.

99.8          Mortgage Loan Purchase and Sale Agreement, dated as of December 6,
              2006, by and between the Company and Nationwide Life Insurance
              Company.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: December 19, 2006

                                        BEAR STEARNS COMMERCIAL MORTGAGE
                                        SECURITIES INC.

                                        By: /s/ Richard A. Ruffer, Jr.
                                            ------------------------------------
                                        Name: Richard A. Ruffer, Jr.
                                        Title: Vice President

                                  EXHIBIT INDEX

              The following exhibits are filed herewith:

Exhibit No.
-----------

1.1           Underwriting Agreement dated as of December 6, 2006 among Bear
              Stearns Commercial Mortgage Securities Inc., as seller, and Bear,
              Stearns & Co. Inc., and Morgan Stanley & Co. Incorporated, as
              underwriters.

4.1           Pooling and Servicing Agreement, dated as of December 1, 2006, among Bear Stearns Commercial Mortgage Securities Inc. as
              Depositor, Prudential Asset Resources, Inc. as a Master Servicer
              and as Loan Specific Special Servicer, Wells Fargo Bank, National
              Association as a Master Servicer, as Certificate Administrator and
              as Tax Administrator, ARCap Servicing, Inc. as General Special
              Servicer and LaSalle Bank National Association as Trustee.

99.1          Primary Servicing Agreement, dated as of December 1, 2006, by and between Wells Fargo Bank, National Association, and Principal
              Global Investors, LLC.

99.2          Primary Servicing Agreement, dated as of December 1, 2006, by and between Wells Fargo Bank, National Association, and Nationwide
              Life Insurance Company.

99.3          Mortgage Loan Purchase and Sale Agreement, dated as of December 6,
              2006, by and between the Company and Prudential Mortgage Capital
              Funding, LLC.

99.4          Mortgage Loan Purchase and Sale Agreement, dated as of December 6,
              2006, by and between the Company and Bear Stearns Commercial
              Mortgage, Inc.

99.5          Mortgage Loan Purchase and Sale Agreement, dated as of December 6,
              2006, by and between the Company and Wells Fargo Bank, National
              Association.

99.6          Mortgage Loan Purchase and Sale Agreement, dated as of December 6,
              2006, by and between the Company and Principal Commercial Funding
              II, LLC.

99.7          Mortgage Loan Purchase and Sale Agreement, dated as of December 6,
              2006, by and between the Company and Principal Commercial
              Funding, LLC.

99.8          Mortgage Loan Purchase and Sale Agreement, dated as of December 6,
              2006, by and between the Company and Nationwide Life Insurance
              Company.